UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8‑K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2019
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 Sorrento Valley Boulevard, Suite 110 San Diego, CA		92121 (Zip Code)
(Address of principal executive offices)
(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 5, 2019, Ligand Pharmaceuticals Incorporated (“Ligand”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with RPI Finance Trust (“RPI”), doing business as “Royalty Pharma”. Under the Asset Purchase Agreement, Ligand agreed to sell RPI all of its rights, title and interest in and to that certain Research, Development and License Agreement, dated December 29, 1994, by and between Novartis Pharma AG (as successor in interest to SmithKline Beecham Corporation) and Ligand (as amended, the “License Agreement”), including Ligand’s right to receive royalty payments on worldwide net sales of Promacta pursuant to the terms of the License Agreement (the “Royalty Payments”), that certain Settlement Agreement and Mutual Release, dated as of February 11, 2009, by and between the Seller and The Rockefeller University and any know-how or other assets, property or rights owned by Ligand and pertaining to the business of the License Agreement (collectively, the “Purchased Assets”). Under the terms of the Asset Purchase Agreement, at the closing (the “Closing”) of the transaction RPI will pay the Company $827.0 million in cash (the “Closing Payment”). In addition, RPI agreed to assume certain liabilities relating to the Purchased Assets arising after the Closing, and Ligand agreed to retain certain liabilities associated with the Purchased Assets arising prior to the Closing. Ligand expects to use the proceeds to acquire additional assets, return capital to stockholders, including through potential share repurchases, and for working capital and other general corporate purposes.
The Asset Purchase Agreement contains customary representations and warranties of Ligand and RPI, including with respect to organization, authorization, intellectual property matters and tax matters, and certain covenants with respect to confidentiality, taxes and actions and conduct relating to the Royalty Payments. Ligand and RPI will each indemnify the other against damages arising from breaches of representations, warranties and covenants under the Asset Purchase Agreement. Ligand’s indemnification obligations for breaches of its representations and warranties generally run for a period of 18 months from the Closing, with a longer survival period for certain specified representations and warranties, and are capped at an aggregate amount equal to the Closing Payment less the aggregate amount of any Royalty Payments actually received by RPI following the date that is four years following the date of the Asset Purchase Agreement.
The Closing is subject to customary closing conditions for transactions of this type, including, among other things, the accuracy of the representations and warranties and compliance with the covenants set forth in the Asset Purchase Agreement, each in all material respects. The Closing is expected to occur on or around March 6, 2019.
The above description of the Asset Purchase Agreement is a summary of its material terms, does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Asset Purchase Agreement and may not have been intended to be statements of fact, but rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Asset Purchase Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Asset Purchase Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by Ligand’s stockholders. In reviewing the representations, warranties and covenants contained in the Asset Purchase Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Asset Purchase Agreement to be characterizations of the actual state of facts or conditions of Ligand or the Purchased Assets. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Ligand publicly files with the U.S. Securities and Exchange Commission. Ligand acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 7.01 Regulation FD Disclosure.
The slides attached as Exhibit 99.1 to this Current Report contain certain additional information relating to the Asset Purchase Agreement and related transactions. We intend to present the slides during a conference call and live webcast with the investment community on March 5, 2019, at 5:00 p.m. EDT.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

Forward Looking Statements

This Current Report, including Exhibit 99.1, contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand's judgment as of the date of this Current Report. Words such as “plan,” “believe,” “expect,” “anticipate,” “project,” “intend,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding: the expected Closing and the timing thereof, Ligand’s expected use of proceeds therefrom, including potential acquisitions, investments and share repurchases, Ligand’s expectations and views on future growth and sales of Promacta, the length of patent protection for Promacta, Ligand’s belief regarding future revenue, the growth of future royalty streams, future P&L growth rates, and guidance regarding the full-year 2019 financial results. Actual events or results may differ from Ligand's expectations due to risks and uncertainties inherent in Ligand’s business, including, without limitation: Ligand’s and Royalty Pharma’s ability to satisfy the conditions to Closing on the anticipated timeline or at all; Ligand not realizing the full economic benefit from the transaction, including as a result of indemnification claims and the retention by Ligand of certain liabilities; market conditions, including the volume and price of Ligand’s common stock; Ligand may not receive expected revenue from royalties, Captisol material sales and license fees and milestone revenue; the current tax and interest rate environment may change; Ligand may not achieve its guidance for 2019; Ligand may not be able to create future revenues and cash flows by developing innovative therapeutics; Ligand may not be able to successfully implement its strategic growth plan and continue the development of its proprietary programs; Ligand’s future investments might not yield value and might not materialize as described; and ongoing or future litigation could expose Ligand to significant liabilities and have a material adverse effect on the company. The failure to meet expectations with respect to any of the foregoing matters may reduce Ligand's stock price. Additional information concerning these and other risk factors affecting Ligand can be found in prior press releases available at www.ligand.com as well as in Ligand's public periodic filings with the Securities and Exchange Commission available at www.sec.gov. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this release, including the possibility of additional license fees and milestone revenues we may receive. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated March 5, 2019, by and among Ligand Pharmaceuticals Incorporated and RPI Finance Trust*
99.1	Slide Presentation
* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Ligand agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LIGAND PHARMACEUTICALS INCORPORATED

Date: March 5, 2019	By: /s/ Charles Berkman Name: Charles Berkman Title: Senior Vice President, General Counsel and Secretary